NUVEEN Exchange-Traded Funds

FEBRUARY 29, 2000

           SEMIANNUAL REPORT

DEPENDABLE, TAX-FREE INCOME TO HELP YOU KEEP MORE OF WHAT YOU EARN.


NPC
NCL
NCU
California

Photo of: People on dock

Financial Information
As of February 29, 2000


Credit Quality
================================================================================

Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC)

                        o Dividend per share of $.0715

                        o Market yield on share price of 6.36%

                        o Taxable-equivalent yield on share price of 10.18% *

Pie chart:
Insured & U.S. Guaranteed   2%
U.S. Guaranteed            18%
Insured                    80%



Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL)

                        o Dividend per share of $.0665

                        o Market yield on share price of 6.38%

                        o Taxable-equivalent yield on share price of 10.21% *

Pie chart:
Insured & U.S. Guaranteed   5%
U.S. Guaranteed             3%
Insured                    92%



Nuveen California Premium Income Municipal Fund (NCU)

                        o Dividend per share of $.0670

                        o Market yield on share price of 6.43%

                        o Taxable-equivalent yield on share price of 10.29% *





Pie chart:
AAA/U.S. Guaranteed        63%
AA                          7%
A                           6%
BBB/NR                     22%
Other                       2%



   Contents
 1 Dear Shareholder
 3 Portfolio Manager Roundtable
 6 NPC Performance Overview
 7 NCL Performance Overview
 8 NCU Performance Overview
 9 Shareholder Meeting Report
11 Portfolio of Investments
21 Statement of Net Assets
22 Statement of Operations
23 Statement of Changes in Net Assets
24 Notes to Financial Statements
30 Financial Highlights
32 Build Your Wealth Automatically
33 Fund Information

  Past performance is not predictive of future results.
* For investors in the combined 37.5% federal and state income tax bracket.

Photo of: Timothy R. Schwertfeger
Chairman of the Board

Sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.


Dear Shareholder

The primary objective of Nuveen Exchange- Traded Funds is to provide dependable, attractive tax-free dividends, and I am pleased to report that your Fund continued to achieve this goal. The portfolio manager of your Fund and I appreciate this opportunity to review with you the investment environment and the performance of your Nuveen Exchange-Traded Fund.

A CHALLENGING INVESTMENT ENVIRONMENT
In March 2000, the U.S. economy entered its 108th consecutive month of expansion, the longest continuous period of economic expansion in U.S. history. While the economy continued to be characterized by strong growth and low inflation, equity markets grew increasingly volatile, and record low unemployment levels sparked concerns about their potentially inflationary impact on wages and, ultimately, consumer prices. The accelerated pace of consumer spending, which continued to serve as the main engine powering the country's expansion, provided the Federal Reserve with another source of inflation worry.

The federal funds rate, which sets the standard for short-term market rates, was increased again in March and now stands at 6.00%. This latest increase by the Fed indicates its concern that an inflationary imbalance could be triggered if consumer demand continues to exceed growth in supply. This leaves the door open for additional tightenings during 2000.

MUNICIPAL BOND PERFORMANCE
The Federal Reserve's continued vigilance on the inflation front and the cumulative effect of various economic events over the past 12 months continued to impact the fixed-income markets, including municipal bonds, in a negative manner. As the Fed's monetary tightening prompted a rise in market yields, municipal bond prices continued to slump over this period.

On a more positive note, our exchange-traded municipal bond funds continued to offer attractive, dependable income in a market that places a high premium on yield. At the end of February 2000, long-term municipal yields, represented by the Bond Buyer 25 Revenue Index, offered 102% of 30-year Treasury yields, compared with the historical average of 86% for the period 1986-1999. For investors, this meant that quality long-term municipal bonds offered higher yields than long-term Treasury bonds, even before the tax advantages of municipals were taken into account. Of course, Treasuries are backed by the full faith and credit of the U.S. government. Even so, on an after-tax basis, municipal bonds continued to represent an exceptionally attractive investment option relative to Treasuries.

During 1999, we saw the national supply of municipal bonds decline 21% from the near-record levels of 1998. This was generally due to increasing interest rates, which deterred municipalities from issuing new debt and removed much of the incentive to refund existing bonds. To date in 2000, the supply of municipal bonds has been running behind that of 1999. On the demand side, we anticipate that individual investors interested in rebalancing their portfolios will increasingly look to municipal bonds in the months ahead. With the outlook for tighter supply and stronger demand, Nuveen's established market position as the leading sponsor of exchange-traded municipal bond funds should give us excellent access to bond offerings that have the potential to add value for our shareholders.

A GOOD TIME TO EXAMINE PURCHASING ADDITIONAL SHARES
The flight to equities, year-end tax sell-offs, and Y2K concerns all contributed to a decline in share price for our exchange-traded funds. Given the current investment environment of higher interest rates, coupled with the expectation of additional rate increases by the Fed, now could be a good opportunity to explore purchasing additional shares of your exchange-traded fund. Your financial adviser can serve as a valuable resource to do just that by helping you establish a reinvestment plan that would allow you to buy more shares of your particular fund. For more information on Nuveen's Exchange-Traded Fund reinvestment plan, contact your financial adviser, or call Nuveen at (800) 257-8787.

Since 1898, Nuveen has been synonymous with investments that stand the test of time. We remain committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,



/S/ TIMOTHY R. SCHWERTFEGER

TIMOTHY R. SCHWERTFEGER
Chairman of the Board

April 17, 2000


Sidebar text:"With the outlook for tighter supply and stronger demand, Nuveen's established market position as the leading sponsor of exchange-traded municipal bond funds should give us excellent access to bond offerings that have the potential to add value for our shareholders."

Nuveen California Premium Income Exchange-Traded Funds
Portfolio Manager Roundtable
Portfolio managers Mike Davern and Bill Fitzgerald discuss the California market, recent fund performance, and the key strategies used to manage the Nuveen California Premium Income Exchange-Traded Funds. Mike, who has 17 years of experience as an investment professional, including eight years at Nuveen, has managed NPC and NCL since 1998. Bill is a 12-year veteran of Nuveen with portfolio management responsibility for several California municipal funds. He has managed NCU since 1998.



WHAT FACTORS AFFECTED CALIFORNIA'S ECONOMY OVER THE 12 MONTHS ENDED FEBRUARY 29, 2000?
Over the past 12 months, the California economy continued its steady expansion, with healthy job growth, above-average income growth, and an improving export environment. In 1999, jobs in the state grew by 2.8%, compared with 2.2% nationally. Construction and services provided most of the new jobs, with growth in the computer-related segment of the services sector, including software design, reaching more than 17%. This resulted in extremely tight labor markets, especially in California's major metropolitan areas. As of February 29, 2000, unemployment in the state reached 4.6%, down from 5.5% at the end of February 1999 but still behind the national average of 4.1%. Between 1990 and 1999, job growth in California outpaced the construction of new housing units, with five jobs created for every three new housing units built statewide. In areas such as San Francisco, San Diego, and Orange County, the ratio was even higher. The resulting housing shortage spiked a dramatic increase in housing prices throughout the state during the decade.

In 1999, high wages in the computer industry, combined with stock market and real estate profits, boosted California's personal income growth to almost 8%, ahead of the national average of 6%. This level of growth helped to attract qualified workers to the state, which in turn helped to offset tight job markets. Contributing to California's economic growth over the past year was the improving situation in world markets. Mexico, Canada, and Japan served as the state's largest trading partners, providing markets for about 40% of the state's total exports.

From a revenue perspective, the state enjoyed its best year ever. Quarterly estimated tax payments in December 1999 were almost 40% ahead of 1998 levels, leading to expectations that final tax payments in April 2000 would also be far above average. The state's economic prosperity helped to create a 1999/2000 budget surplus, or reserve fund balance, that was originally projected to be $1.2 billion, but now is expected to exceed $5 billion. California's exceptional economic performance over the past 12 months led Fitch IBCA to upgrade its rating of California's general obligation bonds to AA from AA- in February 2000. Ratings by the two other major agencies, Standard & Poor's and MoodyInvestor Service, remained at AA- and Aa3, respectively.


HOW DID THESE EVENTS IMPACT THE MUNICIPAL MARKET IN CALIFORNIA?
In 1999, new municipal issuance in California dropped 21.6% from 1998 levels, paralleling the 21.1% decline in national supply for the same period. Supply in the state during the second half of 1999 was down slightly from that of the first half of the year, as the rising interest rate environment deterred some municipalities from issuing new bonds or refinancing old debt. Overall, the decline in supply during 1999 helped to offset some of the negative impact that higher interest rates and equity market activity had on the demand for municipal bonds. In California, demand for municipal paper remained stronger than in other states due in part to the state's high taxes. As a result, new California offerings were met with steady interest by both institutional and individual investors.

In February 2000, the state issued $500 million in general obligation bonds, and plans call for the sale of an additional $500 million in April. California voters recently approved $4.5 billion of new state general obligation bonds to fund park, water, and library improvements and home loans for military veterans; these bonds will be issued over several years, as projects near start dates. Even with the new bonds, California's debt ratio remained about 4%, and the state's strong revenue growth is expected to offset higher debt payments.


HOW WERE THE NUVEEN CALIFORNIA PREMIUM INCOME FUNDS' DIVIDENDS AFFECTED
BY THIS ENVIRONMENT?
During the past year, good call protection helped to support the dividends of the Nuveen California Premium Income Funds and shield their income from erosion. In addition, Nuveen's dividend management strategies and our prudent use of leverage enabled us to increase the dividends of all three funds: NCL in August 1999, NPC in December 1999, and NCU in both May and December 1999. As of February 2000, NPC and NCL had provided shareholders with steady or increasing dividends for 55 consecutive months, while NCU's record of steady or increasing dividends extended to 58 consecutive months. All three funds continued to provide competitive market yields, as shown in the table on page four.

As leveraged funds, the Nuveen California Premium Income Funds issue MuniPreferred shares that pay short-term interest rates to investors seeking short-term liquidity. Short-term municipal rates are usually, but not always, lower than long-term rates. The proceeds from the preferred shares are used to buy additional long-term bonds for the Funds' portfolios. When short-term interest rates remain below long-term rates, common shareholders can potentially earn extra net income from the difference between the rate earned on a fund's long-term portfolio and the short-term rate paid to preferred shareholders. While the use of leverage can increase the volatility of a fund's net asset value (NAV), adding higher risk than that associated with non-leveraged funds, the leveraged fund is usually compensated for this additional risk in the form of higher yields.


OVERALL, HOW DID THE NUVEEN CALIFORNIA PREMIUM INCOME FUNDS PERFORM OVER THE PAST YEAR?
For the 12 months ended February 29, 2000, the Nuveen California Premium Income Funds produced total returns on NAV as shown in the accompanying table. For comparison purposes, the annual returns for the Funds' benchmarks - the Lehman Brothers California Tax-Exempt and the Lehman California Insured Tax-Exempt Bond Indexes1 - and the Funds' Lipper Peer Groups2 are also presented.

                                                                        Lehman
                                                    Total Return         Total        Lipper
                       Market Yield                       on NAV       Return1      Average2
           ------------------------     ------------------------       -------      --------
                                         1-Year                         1-Year        1-Year
                           Taxable-       Ended         Taxable-         Ended         Ended
           2/29/00      Equivalent3     2/29/00      Equivalent3       2/29/00       2/29/00
           -------      -----------     -------      -----------        ------       -------
NPC          6.36%           10.18%      -9.19%           -6.01%        -2.93%        -8.26%
           -------        ---------     -------        ---------        ------       -------
NCL          6.38%           10.21%      -7.34%           -4.08%        -2.93%        -8.26%
           -------        ---------     -------        ---------        ------       -------
NCU          6.43%           10.29%      -7.85%           -4.45%        -2.44%        -6.85%
           -------        ---------     -------        ---------        ------       -------

Past performance is not predictive of future results.

For additional information on your Fund, see its individual Performance Overview in this report.


The underperformance of the Funds' total returns on NAV relative to their Lehman benchmarks can be attributed largely to the Funds' durations4. As of February 29, 2000, the durations of the insured NPC and NCL were 14.52 and 14.80, respectively, compared with the Lehman Brothers California Insured Tax-Exempt Bond Index's 9.23. NCU had a duration of 14.40, compared with 8.16 for the Lehman Brothers California Tax-Exempt Bond Index. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund's NAV is to changes in interest rates. During a period of falling interest rates, a long duration enables a fund's NAV to participate more fully in market gains. However, when interest rates rise (and bond values correspondingly fall), a long duration can make the fund's NAV more vulnerable to price declines. Over the 12 months ended February 2000, the yield on the Bond Buyer 25 Revenue Bond Index5 rose from 5.29% to 6.27%. This meant that funds with longer durations, like the Nuveen California Premium Income Funds, were more likely to underperform the market, as represented by the unleveraged Lehman indexes.

Over the past 12 months, the durations of the Nuveen California Premium Income Funds lengthened, due largely to market action. In addition, proceeds from sold or called bonds were reinvested in issues with longer durations, which benefited the Funds by providing attractive yields and better call protection. The longer durations should help position the Nuveen California Premium Income Funds to regain net asset value if the bond market recovers and interest rates decline.

WHAT ABOUT THE FUNDS' SHARE PRICE PERFORMANCE?
During the past 12 months, rising interest rates, inflation worries, and constant speculation about the Federal Reserve's next move created a negative environment in the fixed-income markets. In addition, concerns about the impact of the transition to the year 2000 precipitated an early start to 1999's tax-swap season, as investors attempted to offset profits in the equity markets by selling fixed-income investments at a loss. The liquidity concerns engendered by Y2K also prompted some investors with cash to opt for money market funds and other short-term instruments rather than long-term fixed-income investments over the year end.

All of these factors negatively impacted the market demand for exchange-traded funds, including the Nuveen California Premium Income Funds. This resulted in declines in the Funds' share prices from their positions as of February 28, 1999. The following chart illustrates the Funds' share price and NAV activity over the past 12 months.


                             2/28/99           5/31/99         8/31/99          11/30/99           2/29/00
                             -------           -------         -------          --------           -------
NPC     Share Price          $16 3/8           $15 1/2         $15 3/8         $13 13/16           $13 1/2
                             -------           -------         -------         ---------           -------
                NAV           $16.32            $15.86          $14.81            $14.19            $13.96
                             -------           -------         -------         ---------           -------
NCL     Share Price          $15 1/4           $14 1/4         $14 3/8          $12 7/16           $12 1/2
                             -------           -------         -------         ---------           -------
                NAV           $14.93            $14.57          $13.70            $13.23            $13.05
                             -------           -------         -------         ---------           -------
NCU     Share Price         $14 5/16           $14 1/2         $13 3/8          $12 7/16           $12 1/2
                             -------           -------         -------         ---------           -------
                NAV           $14.29            $13.97          $13.19            $12.71            $12.40
                             -------           -------         -------         ---------           -------


Since the prevailing interest rate environment in February 2000 was higher than that of a year earlier, the Funds' NAVs also declined, as bond prices fell while interest rates rose. Consequently, the two insured Funds - NPC and NCL - saw their premiums (share price above NAV) move to discounts (share price below
NAV). Because NCU's NAV declined marginally more than its share price, the Fund's small premium widened slightly. One reason why the insured funds weren't trading at bigger discounts and why NCU was trading at a slight premium is the fact that demand for California municipal bonds was very high. With the market prices of the two insured Funds lower than the actual value of the bonds in their portfolios, shareholders may want to consider taking advantage of this opportunity to add to their holdings of NPC and NCU.


     Total Return on Share Price     Premium/Discount6
     ---------------------------     -----------------
     1-Year Ended      Taxable-
          2/29/00   Equivalent3      2/28/99   2/29/00
     ------------   -----------      -------   -------
NPC       -12.45%        -9.28%        0.34%    -3.30%
          -------        ------        ----     ------
NCL       -13.08%        -9.89%        2.14%    -4.21%
          -------        ------        ----     ------
NCU        -7.35%        -3.95%        0.16%     0.81%
          -------        ------        ----     ------


1 The performance of NPC and NCL is compared with that of the Lehman Brothers California Insured Tax-Exempt Bond Index, an unleveraged index comprising a broad range of insured California municipal bonds, while NCU's performance is compared with that of the Lehman Brothers California Tax-Exempt Bond Index, an unleveraged index comprising a broad range of investment-grade California municipal bonds. Results for the indexes do not reflect any expenses.

2 The total returns for NPC and NCL are compared with the average annualized return of the 12 funds in the Lipper California Insured Municipal Debt Funds category, while NCU's total return is compared with the average annualized return of the 18 funds in the Lipper California Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen fund on an after-tax basis. The taxable-equivalent yield is based on the fund's current market yield and a combined federal and state income tax rate of 37.5%, while the taxable-equivalent total return is based on the annualized total return and the 37.5% combined federal and state income tax rate.

4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the funds and therefore differs from the duration of the actual portfolio of individual bonds that make up the funds. References to duration in this commentary are intended to indicate fund duration unless otherwise noted.

5 The Bond Buyer 25 Revenue Bond Index is an unmanaged index of long-term municipal revenue bonds.

6 A fund's premium/discount represents the percentage difference between the fund's share price and its NAV.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN CALIFORNIA PREMIUM INCOME FUNDS DURING THE 12-MONTH PERIOD ENDED FEBRUARY 29, 2000?
The past 12 months represented a difficult period for fixed-income investments, including leveraged, long-term funds such as the Nuveen California Premium Income Funds. However, it also provided opportunities to improve the Funds' structure by enhancing tax efficiency, extending call protection, and strengthening the Funds' long-term dividend-paying capabilities. During the past year, we focused on trying to take advantage of these opportunities while continuing to manage the Funds toward their primary objective of providing stable tax-free dividends. As the result of our implementation of these strategies, we believe the Funds are well positioned to benefit from any potential recovery of the bond market in the future.

As interest rates rose and bond prices declined over the past eight months, enhanced tax efficiency became an increasing focus, and the interest rate environment offered opportunities to benefit the Funds through active trading. Our strategy has been to sell selected bonds that were trading at a loss, recognize the capital losses, and then reinvest the proceeds in bonds with similar structure and quality as well as attractive yields and better call protection. Some of the bonds we sold were due to mature or scheduled to be called within the next 12 months, while others were bonds that we had purchased early in 1999 that were now producing a lower income stream than that recently available in the market. This trading benefited the Funds by providing realized capital losses with which to offset current and future realized capital gains, thereby protecting shareholders from additional taxes, and also, in most cases, increasing the net earnings of the Funds. If current market conditions persist, we may continue to focus on implementing this strategy.

Among the bonds we selected for the reinvestment of sale proceeds were new California general obligation bonds from the $500 million offering brought to market in February 2000. Nuveen purchased $8 million of these bonds for NPC and NCL, which represented the largest addition to the two insured funds over the past 12 months. These purchases provided a unique opportunity to restructure the portfolios with bonds offering 10 years of call protection. With improved credit ratings and a high degree of liquidity, California state paper has been gaining in market acceptance, and we anticipate that these bonds should trade well in comparison to the rest of the California market.

These bonds, as well as others purchased during the past year, helped us further reduce call exposure and protect portfolio income. NPC and NCL currently offer excellent levels of call protection, with no scheduled calls in 2000 and only 2% each in 2001. NCU also offers strong call protection over the next two years, with only 7% of its portfolio subject to calls in 2000 and 2001. These levels of call protection should provide additional stability for the Funds' dividends over this period.

In NCU, we also invested in several different types of issues that we believed represented the best value in the marketplace, including healthcare bonds and multifamily housing bonds issued and backed by real estate investment trusts (REITs). In the healthcare sector, which has been beset by concerns about deregulation and profitability, we identified a few significant healthcare providers that we believe should perform well. One of these is Cedars-Sinai Medical Center, with a rating of A2, which was one of the top performing bonds in the California market over the past 12 months. In the housing sector, we held REIT-backed bonds issued for Irvine Apartment Communities. Because this REIT owns properties that provide housing for low and moderate income families, it can borrow money in the tax-exempt market. This benefits investors that want to participate in the multifamily housing sector by providing bonds backed by the income from a diversified portfolio of properties, rather than a single property. Another feature of these REIT-backed bonds is what is known as a mandatory put, which means that the REIT must repurchase the bonds within a specified period of time (usually 8-13 years). That gives these bonds shorter durations, which enabled them to outperform the market as interest rates rose during recent months.

As of February 29, 2000, NCU offered excellent credit quality, with 70% of the Fund's assets invested in bonds rated AAA/U.S. guaranteed and AA. This was balanced by an allocation of 22% in BBB/non-rated bonds, which generally provided higher yields as credit spreads (or the difference in yield between higher credit quality securities and those of lower credit quality) widened in recent months. As insured funds, NPC and NCL are 100% invested in insured and/or U.S. guaranteed bonds, which means that credit quality is not an issue.


WHAT IS NUVEEN'S OUTLOOK FOR THE NUVEEN CALIFORNIA PREMIUM INCOME FUNDS?
In the months ahead, we plan to continue to focus on the same strategies that we have emphasized over the past six months, including improving tax efficiency and extending call protection while protecting and, as opportunities allow, enhancing portfolio income. The tax loss carry-forwards that we have built in each of these Funds over the past few months serve as an asset to the Funds, enabling us to execute trades that can be advantageous to the Funds without incurring taxable capital gain distributions for shareholders. As an experienced investment manager knowledgeable about the unique aspects of the California municipal market, Nuveen will continue to focus on implementing strategies such as these that can add value for our shareholders.

Nuveen Insured California Premium Income Municipal Fund, Inc.
Performance Overview
As of February 29, 2000

NPC


Portfolio Statistics

Inception Date                               11/92
--------------------------------------------------
Share Price                                $13 1/2
--------------------------------------------------
Net Asset Value                             $13.96
--------------------------------------------------
Market Yield                                 6.36%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.22%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1        10.18%
--------------------------------------------------
Fund Net Assets ($000)                    $134,656
--------------------------------------------------
Average Effective Maturity (Years)           21.31
Leverage-Adjusted Duration                   14.52
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                       -12.45%        -9.19%
--------------------------------------------------
5-Year                         7.07%         5.53%
--------------------------------------------------
Since Inception                4.30%         5.50%
--------------------------------------------------

Taxable-Equivalent Total Return2
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        -9.28%        -6.01%
--------------------------------------------------
5-Year                        10.56%         8.81%
--------------------------------------------------
Since Inception                7.72%         8.78%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                20%
--------------------------------------------------
Water and Sewer                                16%
--------------------------------------------------
Tax Obligation/Limited                         15%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------
Tax Obligation/General                         11%
--------------------------------------------------




BAR CHART:

1999-2000 Monthly Tax-Free Dividends Per Share3
3/99     0.07
4/99     0.07
5/99     0.07
6/99     0.07
7/99     0.07
8/99     0.07
9/99     0.07
10/99    0.07
11/99    0.07
12/99    0.0715
1/00     0.0715
2/00     0.0715

LINE CHART:
Share Price Performance
3/5/99   16.56
         16.5
         16.5
         16.38
         16.4375
         16.56
         16.56
         16.5
         16.25
         15.63
         15.19
         15.5
         15.25
         15.31
         15.38
         15.56
         15.63
         15.75
         15.69
         15.56
         15.25
         15.5
         15.44
         15.38
         15.69
         15.44
         14.88
         14.69
         14.88
         14.56
         14.25
         13.25
         13.5
         13.63
         13.69
         13.88
         13.63
         13.69
         13.44
         13.38
         13.38
         12.94
         12.5
         12.75
         13.06
         13.63
         13.56
         13.63
         13.5
2/29/00  13.5

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 37.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The Fund also paid shareholders a net ordinary income distribution in December 1999 of $0.0373 per share.

Nuveen Insured California Premium Income Municipal Fund 2, Inc.
Performance Overview
As of February 29, 2000

NCL

Portfolio Statistics
Inception Date                                3/93
--------------------------------------------------
Share Price                                $12 1/2
--------------------------------------------------
Net Asset Value                             $13.05
--------------------------------------------------
Market Yield                                 6.38%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.25%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1        10.21%
--------------------------------------------------
Fund Net Assets ($000)                    $259,765
--------------------------------------------------
Average Effective Maturity (Years)           19.33
--------------------------------------------------
Leverage-Adjusted Duration                   14.80
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                       -13.08%        -7.34%
--------------------------------------------------
5-Year                         6.75%         6.09%
--------------------------------------------------
Since Inception                3.13%         4.53%
--------------------------------------------------

Taxable-Equivalent Total Return2
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        -9.89%        -4.08%
--------------------------------------------------
5-Year                        10.25%         9.44%
--------------------------------------------------
Since Inception                6.53%         7.83%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
Tax Obligation/Limited                         37%
--------------------------------------------------
Water and Sewer                                10%
--------------------------------------------------
Tax Obligation/General                          9%
--------------------------------------------------
Transportation                                  8%
--------------------------------------------------
U.S. Guaranteed                                 8%
--------------------------------------------------


BAR CHART:
1999-2000 Monthly Tax-Free Dividends Per Share3
3/99     0.065
4/99     0.065
5/99     0.065
6/99     0.065
7/99     0.065
8/99     0.0665
9/99     0.0665
10/99    0.0665
11/99    0.0665
12/99    0.0665
1/00     0.0665
2/00     0.0665

LINE CHART:
Share Price Performance
3/5/99   15.44
         15.5
         15.44
         15.38
         15.38
         15.06
         15.25
         15.25
         15
         14.31
         14.25
         14.25
         14.44
         14.63
         14.38
         14.38
         14.69
         14.81
         15
         14.81
         14.69
         14.44
         13.94
         14.25
         14.31
         14.13
         13.88
         13.69
         13.63
         13.5
         13.19
         13.13
         13.19
         13.38
         12.94
         12.81
         12.56
         12.75
         12.56
         12.25
         11.69
         11.81
         11.75
         11.69
         11.81
         12.5
         12.63
         12.44
         12.63
2/29/00  12.5
Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 37.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The Fund also paid shareholders a net ordinary income distribution in December 1999 of $0.0081 per share.

Nuveen California Premium Income Municipal Fund
Performance Overview
As of February 29, 2000

NCU


Portfolio Statistics
Inception Date                                6/93
--------------------------------------------------
Share Price                                $12 1/2
--------------------------------------------------
Net Asset Value                             $12.40
--------------------------------------------------
Market Yield                                 6.43%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.32%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1        10.29%
--------------------------------------------------
Fund Net Assets ($000)                    $114,425
--------------------------------------------------
Average Weighted Maturity (Years)            17.92
--------------------------------------------------
Leverage-Adjusted Duration                   14.40
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        -7.35%        -7.85%
--------------------------------------------------
5-Year                         8.02%         6.40%
--------------------------------------------------
Since Inception                3.22%         3.91%
--------------------------------------------------

Taxable-Equivalent Total Return2
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        -3.95%        -4.45%
--------------------------------------------------
5-Year                        11.62%         9.88%
--------------------------------------------------
Since Inception                6.70%         7.31%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
Tax Obligation/Limited                         22%
--------------------------------------------------
Healthcare                                     17%
--------------------------------------------------
Housing/Multifamily                            14%
--------------------------------------------------
U.S. Guaranteed                                11%
--------------------------------------------------
Water and Sewer                                10%
--------------------------------------------------


BAR CHART:
1999-2000 Monthly Tax-Free Dividends Per Share
3/99     0.0635
4/99     0.0635
5/99     0.066
6/99     0.066
7/99     0.066
8/99     0.066
9/99     0.066
10/99    0.066
11/99    0.066
12/99    0.067
1/00     0.067
2/00     0.067

LINE CHART:
Share Price Performance
3/5/99   14.56
         14.5
         14.31
         14.5
         14.31
         14.56
         14.69
         14.63
         14.5
         14.44
         14.63
         14.5
         14.5
         14.44
         14.31
         14.19
         14.31
         14.31
         14.44
         14.31
         14
         14.13
         13.44
         13.5
         13.5
         13.5
         13.25
         13.25
         13.25
         13.19
         12.5
         12.31
         12.5
         12.5
         12.56
         12.63
         12.31
         12.31
         12.19
         12.94
         12.88
         13
         12.75
         12.75
         12.5
         12.56
         12.5
         12.5
         12.56
2/29/00  12.5

Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 37.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Shareholder Meeting Report
The annual shareholder meeting was held in Chicago, Illinois on October 13, 1999.


                                                                               NPC                               NCL
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Directors was reached as follows:
                                                                                  Preferred                  Preferred     Preferred
                                                                       Common        Shares        Common       Shares        Shares
                                                                       Shares      Series-T        Shares     Series-T     Series-TH
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For                                                              5,214,111         1,566    10,768,559        1,585         1,434
   Withhold                                                            42,550            --        66,201           --            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                            5,256,661         1,566    10,834,760        1,585         1,434
====================================================================================================================================
Lawrence H. Brown
   For                                                              5,215,433         1,566    10,772,187        1,585         1,434
   Withhold                                                            41,228            --        62,573           --            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                            5,256,661         1,566    10,834,760        1,585         1,434
====================================================================================================================================
Anne E. Impellizzeri
   For                                                              5,216,469         1,566    10,767,177        1,585         1,434
   Withhold                                                            40,192            --        67,583           --            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                            5,256,661         1,566    10,834,760        1,585         1,434
====================================================================================================================================
Peter R. Sawers
   For                                                              5,216,833         1,566    10,768,247        1,585         1,434
   Withhold                                                            39,828            --        66,513           --            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                            5,256,661         1,566    10,834,760        1,585         1,434
====================================================================================================================================
Judith M. Stockdale
   For                                                              5,216,833         1,566    10,765,397        1,585         1,434
   Withhold                                                            39,828            --        69,363           --            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                            5,256,661         1,566    10,834,760        1,585         1,434
====================================================================================================================================
William J. Schneider
   For                                                                     --         1,566            --        1,585         1,434
   Withhold                                                                --            --            --           --            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                   --         1,566            --        1,585         1,434
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                                     --         1,566            --        1,585         1,434
   Withhold                                                                --            --            --           --            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                   --         1,566            --        1,585         1,434
====================================================================================================================================
Ratification of auditors was reached as follows:
   For                                                              5,171,737         1,566    10,712,396        1,584         1,434
   Against                                                             18,167            --        36,336            1            --
   Abstain                                                             66,757            --        86,028           --            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                            5,256,661         1,566    10,834,760        1,585         1,434
====================================================================================================================================

                                                                                                                        NCU
------------------------------------------------------------------------------------------------------------------------------------

Approval of the Trustees was reached as follows:

                                                                                                                           Preferred
                                                                                                                Common        Shares
                                                                                                                Shares      Series-M
------------------------------------------------------------------------------------------------------------------------------------
 Robert P. Bremner
   For                                                                                                       5,007,022         1,386
   Withhold                                                                                                     38,632            28
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                     5,045,654         1,414
====================================================================================================================================
 Lawrence H. Brown
   For                                                                                                       5,007,022         1,386
   Withhold                                                                                                     38,632            28
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                     5,045,654         1,414
====================================================================================================================================
 Anne E. Impellizzeri
   For                                                                                                       5,006,730         1,386
   Withhold                                                                                                     38,924            28
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                     5,045,654         1,414
====================================================================================================================================
 Peter R. Sawers
   For                                                                                                       5,007,022         1,386
   Withhold                                                                                                     38,632            28
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                     5,045,654         1,414
====================================================================================================================================
 Judith M. Stockdale
   For                                                                                                       5,004,747         1,386
   Withhold                                                                                                     40,907            28
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                     5,045,654         1,414
====================================================================================================================================
 William J. Schneider
   For                                                                                                              --         1,386
   Withhold                                                                                                         --            28
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                            --         1,414
====================================================================================================================================
 Timothy R. Schwertfeger
   For                                                                                                              --         1,386
   Withhold                                                                                                         --            28
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                            --         1,414
====================================================================================================================================
 Ratification of auditors was reached as follows:
   For                                                                                                       4,977,185         1,414
   Against                                                                                                      21,041            --
   Abstain                                                                                                      47,428            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                     5,045,654         1,414
====================================================================================================================================

                            Portfolio of Investments (Unaudited)
                            NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. (NPC)
                            February 29, 2000
    Principal                                                                         Optional Call                           Market
 Amount (000)   Description                                                             Provisions*    Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 2.7%

$       1,000   California Educational Facilities Authority, Revenue Bonds             11/08 at 101          Aaa          $  872,660
                 (University of the Pacific), Series 1998, 5.000%, 11/01/23

        1,000   California Educational Facilities Authority, Revenue Bonds             10/09 at 101          Aaa             857,490
                 (University of San Diego), Series 1998, 5.000%, 10/01/28

        2,000   California Educational Facilities Authority Revenue Bonds (Santa        9/06 at 102          AAA           1,961,340
                 Clara University), Series 1996, 5.750%, 9/01/26


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 9.4%

        3,000   California Health Facilities Financing Authority, Insured Revenue       8/08 at 101          AAA           2,488,680
                 Bonds (Sutter Health), Series 1998A, 5.000%, 8/15/37

                California Statewide Communities Development Authority, Sutter
                Health Obligated Group, Certificates of Participation:
        1,500    5.500%, 8/15/19                                                        8/09 at 101          AAA           1,426,905
        4,000    6.125%, 8/15/22                                                        8/02 at 102          AAA           4,032,400

        4,800   The Regents of the University of California, Hospital Revenue           7/06 at 101          AAA           4,673,952
                 Bonds (UC Davis Medical Center), Series 1996, 5.750%, 7/01/24


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 6.5%

        1,000   ABAG Finance Authority for Nonprofit Corporations, Multifamily          9/09 at 100          AAA             959,520
                 Housing Revenue Bonds (Civic Center Drive Apartments Project),
                 1999 Series A, 5.800%, 9/01/20 (Alternative Minimum Tax)

        3,650   California Housing Finance Agency, Multi-Unit Rental Housing Revenue    2/03 at 102          Aa2           3,702,378
                 Bonds, 1992 Series A, 6.625%, 2/01/24 (Alternative Minimum Tax)

        4,000   The City of Los Angeles (California), Tax-Exempt Mortgage Revenue       7/02 at 102          AAA           4,063,160
                 Refunding Bonds, Series 1993A (FHA-Insured Mortgage Loans -
                 Section 8 Assisted Projects), 6.300%, 1/01/25


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 6.6%

        2,065   California Housing Finance Agency, Single Family Mortgage Bonds II,     2/07 at 102          AAA           2,055,253
                 1997 Series A, 6.000%, 8/01/20 (Alternative Minimum Tax)

                California Housing Finance Agency, Home Mortgage Revenue Bonds,
                1998 Series E Remarketed:
        3,190    5.150%, 8/01/19                                                    2/09 at 101 1/2          AAA           2,834,411
        1,500    5.250%, 2/01/33 (Alternative Minimum Tax)                          2/09 at 101 1/2          AAA           1,292,670

        3,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,         8/08 at 101          AAA           2,724,630
                 1998 Series Q, 5.050%, 8/01/17


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 10.7%

                State of California, Various Purpose General Obligation Bonds:
        7,995    5.750%, 3/01/22 (WI)                                                   3/10 at 101          AAA           7,891,865
        2,000    5.750%, 3/01/27 (WI)                                                   3/10 at 101          AAA           1,960,780

        1,225   Fresno Unified School District (Fresno County, California), 1998        2/13 at 103          AAA           1,334,968
                 General Obligation Refunding Bonds, Series A, 6.550%, 8/01/20

        3,000   Pomona Unified School District, General Obligation Refunding            8/11 at 103          AAA           3,235,200
                 Bonds, Series 1997-A, 6.500%, 8/01/19


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 15.2%

        4,000   Anaheim Public Financing Authority, Lease Revenue Bonds (Anaheim       No Opt. Call          AAA           1,024,440
                 Public Improvements Project), Subordinate Lease Revenue Bonds,
                 1997 Series C, 0.000%, 9/01/22

        2,000   State Public Works Board of California, Lease Revenue Bonds            11/09 at 101          AAA           1,954,720
                 (California Department of Health Services), 1999 Series A
                 (Richmond Laboratory Project), 5.750%, 11/01/24

        4,000   Los Angeles County Metropolitan Transportation Authority (California),  7/03 at 100          AAA           3,510,920
                 Proposition A, Sales Tax Revenue Refunding Bonds, Series 1993-A,
                 5.000%, 7/01/21

                            Portfolio of Investments (Unaudited)
                            NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. (NPC) (continued)
                            February 29, 2000
    Principal                                                                         Optional Call                           Market
 Amount (000)   Description                                                             Provisions*    Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited (continued)

$       4,000   Norco Redevelopment Agency, Norco Redevelopment Project Area            3/02 at 102          AAA          $4,095,240
                 No. One, 1992 Refunding Tax Allocation Bonds, 6.250%, 3/01/19

        2,135   City of San Buenaventura, California, 1993 Refunding Certificates       1/03 at 100          AAA           2,083,354
                 of Participation (Capital Improvements Project), 5.500%, 1/01/17

        9,500   Redevelopment Agency of the City of San Jose, Merged Area               2/04 at 102          AAA           7,866,000
                 Redevelopment Project, Tax Allocation Bonds, Series 1993,
                 4.750%, 8/01/24


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 1.2%

        1,545   Airports Commission of San Francisco City and County, California,       5/03 at 102          AAA           1,563,401
                 San Francisco International Airport, Second Series Refunding
                 Revenue Bonds, Issue 4, 6.200%, 5/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 20.1%

        6,000   Huntington Park Redevelopment Agency, Single Family Residential        No Opt. Call          AAA           7,518,900
                 Mortgage Revenue Refunding Bonds, 1986 Series A,
                 8.000%, 12/01/19

        5,135   Community Redevelopment Agency of the City of Palmdale,                No Opt. Call          AAA           6,348,760
                 California, Single Family Mortgage Revenue Bonds, Series 1986A
                 Restructured, 8.000%, 3/01/16 (Alternative Minimum Tax)

        6,220   County of Riverside, California, Single Family Mortgage Revenue        No Opt. Call          AAA           8,434,880
                 Bonds (GNMA Mortgage-Backed Securities Program), Issue A
                 of 1987, 9.000%, 5/01/21 (Alternative Minimum Tax)

        2,455   Airports Commission of San Francisco City and County, California,       5/03 at 102          AAA           2,615,631
                 San Francisco International Airport, Second Series Refunding
                 Revenue Bonds, Issue 4, 6.200%, 5/01/20
                 (Alternative Minimum Tax) (Pre-refunded to 5/01/03)

        1,485   City of San Jose, California, Single Family Mortgage Revenue           No Opt. Call          AAA           2,042,068
                 Bonds, 1985 Series A, 9.500%, 10/01/13


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 10.8%

        4,000   California Pollution Control Financing Authority, Pollution Control    12/02 at 102          AAA           4,062,400
                 Revenue Bonds (Southern California Edison Company),
                 1992 Series B, 6.400%, 12/01/24 (Alternative Minimum Tax)

        4,000   City of Chula Vista, Industrial Development Revenue Bonds              12/02 at 102         A-1+           4,027,120
                 (San Diego Gas and Electric Company),  1992 Series A,
                 6.400%, 12/01/27 (Alternative Minimum Tax)

        2,000   Sacramento Municipal Utility District (California), Electric            8/02 at 100          AAA           2,017,480
                 Revenue Refunding Bonds, 1992 Series A, 5.750%, 8/15/13

        5,000   Sacramento Municipal Utility District (California), Electric Revenue    7/04 at 101          AAA           4,490,350
                 Refunding Bonds, 1999 Series M, 5.250%, 7/01/28


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 16.0%

        2,000   Cucamonga County Water District (San Bernardino County,                 9/01 at 102          AAA           2,078,380
                 California), Certificates of Participation (1992 Water Facilities
                 Refinancing), 6.300%, 9/01/12

        1,000   East Bay Municipal Utility District (Alameda and Contra Costa           6/08 at 101          AAA             818,890
                 Counties, California), Water System Subordinated Revenue Bonds,
                 Series 1998, 4.750%, 6/01/28

        8,000   The City of Los Angeles, California, Wastewater System Revenue         11/03 at 102          AAA           6,753,040
                 Bonds, Series 1993-D, 4.700%, 11/01/19

        1,900   Public Facilities Financing Authority of the City of San Diego          5/09 at 101          AAA           1,626,741
                 (California), Sewer Revenue Bonds, Series 1999B, 5.000%, 5/15/29

        2,190   City of Santa Monica, Wastewater Enterprise Revenue Bonds               1/04 at 102          AAA           1,890,430
                 (Hyperion Project), 1993 Refunding Series, 4.500%, 1/01/15

    Principal                                                                         Optional Call                           Market
 Amount (000)   Description                                                             Provisions*    Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------

                Water and Sewer (continued)

$       5,000   Wheeler Ridge-Maricopa Water Storage District (Kern County,            11/06 at 102          AAA          $5,055,800
                 California), 1996 Water Refunding Bonds, 5.700%, 11/01/15

        3,425   City of Woodland (Yolo County, California), Certificates of             3/03 at 100          AAA           3,320,400
                 Participation (1992 Wastewater System Refunding Project),
                 5.500%, 3/01/18
------------------------------------------------------------------------------------------------------------------------------------
$    136,915    Total Investments - (cost $130,871,398) - 99.2%                                                          133,567,607
============------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.8%                                                                       1,088,707
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $134,656,314
                ====================================================================================================================

                    All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or
                    Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

               (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments (Unaudited)
                            NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. (NCL)
                            February 29, 2000
    Principal                                                                         Optional Call                           Market
 Amount (000)   Description                                                             Provisions*    Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 6.8%

$       5,000   California Educational Facilities Authority, Revenue Bonds             10/06 at 102          AAA          $5,017,950
                 (University of San Francisco), Series 1996, 6.000%, 10/01/26

                California Educational Facilities Authority, Revenue Bonds (Santa
                Clara University), Series 1996:
        2,400    5.750%, 9/01/21                                                        9/06 at 102          AAA           2,375,184
        3,000    5.750%, 9/01/26                                                        9/06 at 102          AAA           2,942,010

        2,655   California State University, Housing System Revenue Bonds,             11/05 at 102          AAA           2,711,790
                 Series 1996, 5.700%, 11/01/13

        4,900   The Regents of the University of California, University of California  11/03 at 102          AAA           4,746,826
                 Housing System Revenue Bonds, Series A, 5.500%, 11/01/18


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 4.1%

        2,000   California Health Facilities Financing Authority, Kaiser Permanente     6/08 at 102          AAA           1,728,780
                 Revenue Bonds, Series 1998A, 5.000%, 6/01/24

        1,450   California Health Facilities Financing Authority, Insured Health        7/06 at 102          AAA           1,466,443
                 Facility Refunding Revenue Bonds (Mark Twain/ St. Joseph's
                 Healthcare), 1996 Series A, 6.000%, 7/01/19

        5,000   California Health Facilities Financing Authority, Insured Health        7/06 at 102          AAA           5,017,400
                 Facility Refunding Revenue Bonds (Catholic Healthcare West),
                 1996 Series A, 6.000%, 7/01/25

        2,500   City of Oakland, California, Insured Revenue Bonds (1800                1/10 at 100          AAA           2,508,050
                 Harrison Foundation - Kaiser Permanente), Series 1999A,
                 6.000%, 1/01/29


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 6.1%

        4,000   ABAG Finance Authority for Nonprofit Corporations, Multifamily          9/09 at 100          AAA           3,838,080
                 Housing Revenue Bonds (Civic Center Drive Apartments Project),
                 1999 Series A, 5.800%, 9/01/20 (Alternative Minimum Tax)

        4,360   The Community Redevelopment Agency of the City of Los Angeles,          6/05 at 105          AAA           4,764,913
                 California, Multifamily Housing Revenue Refunding Bonds,
                 1995 Series A (Angelus Plaza Project), 7.400%, 6/15/10

        7,400   Housing Authority of the County of Santa Cruz, Tax-Exempt               5/03 at 102          Aaa           7,335,324
                 Multifamily Housing Revenue Refunding Bonds, Series 1993A
                 (GNMA Collateralized-Meadowview Apartments), 6.125%, 5/20/28


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 4.1%

        5,485   California Housing Finance Agency, Single Family Mortgage           8/07 at 101 1/2          AAA           5,188,920
                 Bonds II, 1997 Series C-2, 5.625%, 8/01/20
                 (Alternative Minimum Tax)

        1,420   California Housing Finance Agency, Home Mortgage Revenue                2/06 at 102          AAA           1,416,294
                 Bonds, 1996 Series E, 6.150%, 8/01/25
                 (Alternative Minimum Tax)

        2,000   California Housing Finance Agency, Home Mortgage Revenue                2/09 at 101          AAA           1,737,040
                 Bonds, 1998 Series N, 5.250%, 8/01/29

       15,000   California Housing Finance Agency, Home Mortgage Revenue             2/09 at 32 1/8          AAA           2,218,800
                 Bonds 1999 Series B, 0.000%, 2/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 8.9%

          485   State of California, Veterans General Obligation Bonds, Series BH,     12/03 at 102          AAA             450,647
                 5.500%, 12/01/24 (Alternative Minimum Tax)

                State of California, Various Purpose General Obligation Bonds:
        7,995    5.750%, 3/01/22 (WI)                                                   3/10 at 101          AAA           7,891,865
        2,500    5.500%, 9/01/24                                                        9/09 at 101          AAA           2,366,625
        2,000    5.750%, 3/01/27 (WI)                                                   3/10 at 101          AAA           1,960,780

        2,575   Calipatria Unified School District, Imperial County, California,        8/06 at 102          AAA           2,618,028
                 1996 Series A, General Obligation Bonds, 5.625%, 8/01/13

        3,000   Escondido Union High School District, San Diego County, California,    11/06 at 102          AAA           3,071,010
                 General Obligation Bonds (1996 Election), 5.700%, 11/01/10

    Principal                                                                         Optional Call                           Market
 Amount (000)   Description                                                             Provisions*    Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------

                Tax Obligation/General (continued)

$       1,750   Lake Tahoe Unified School District, El Dorado County, California,       8/09 at 100          AAA          $1,577,205
                 General Obligation Bonds (1999 Election), Series A, 5.250%, 8/01/24

        4,950   Murrieta Valley Unified School District (Riverside County,             No Opt. Call         AAA           1,352,489
                 California), 1998 Series A, General Obligation Bonds,
                 0.000%, 9/01/21

        1,850   Sacramento City Unified School District (Sacramento County,             7/09 at 102          Aaa           1,855,180
                 California), General Obligation Bonds, Series 2000A,
                 5.750%, 7/01/18 (WI)


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 36.5%

        3,785   Certificates of Participation (1991 Financing Project), County of       9/06 at 102          AAA           3,818,724
                 Alameda, California, Alameda County Public Facilities Corporation,
                 6.000%, 9/01/21

        7,985   County of Alameda, California, 1993 Refunding Certificates of          12/03 at 102          AAA           8,083,695
                 Participation (Santa Rita Jail Project), 5.700%, 12/01/14

                Anaheim Public Financing Authority, Lease Revenue Bonds (Anaheim
                Public Improvements Project), Subordinate Lease Revenue Bonds,
                1997 Series C:
        5,130    0.000%, 9/01/18                                                       No Opt. Call          AAA           1,707,110
        8,000    0.000%, 9/01/21                                                       No Opt. Call          AAA           2,185,840
        1,500    0.000%, 9/01/22                                                       No Opt. Call          AAA             384,165

        1,800   California Public School District Financing Authority, Lease Revenue    9/06 at 102          AAA           1,810,188
                 Bonds (Richgrove Elementary School District Projects),
                 Series 1996B, 5.800%, 9/01/16

        5,250   State Public Works Board of California, Lease Revenue Bonds             1/06 at 100          AAA           4,864,125
                 (Department of Corrections) 1996 Series A (California Substance
                 Abuse Treatment Facility and State Prison at Corcoran)
                 (Corcoran II), 5.250%, 1/01/21

        1,000   State Public Works Board of California, Lease Revenue Bonds            11/09 at 101          AAA             977,360
                 (California Department of Health Services), 1999 Series A
                 (Richmond Laboratory Project), 5.750%, 11/01/24

        5,000   Community Redevelopment Agency of the City of Compton,                  8/05 at 102          AAA           5,318,300
                 California, Compton Redevelopment Project, Refunding Tax
                 Allocation Bonds, Series 1995A (Project Tax Revenues,
                 Subventions and Housing Tax Revenues) (Insured/ Tax-Exempt),
                 6.500%, 8/01/13

        4,000   County of Contra Costa, California, Certificates of Participation      11/07 at 102          AAA           3,765,320
                 (Merrithew Memorial Hospital Replacement Project), Refunding
                 Series of 1997, 5.500%, 11/01/22

        3,000   Galt Schools Joint Powers Authority (Sacramento County,                11/07 at 102          AAA           2,999,700
                 California), 1997 Refunding Revenue Bonds, Series A (High
                 School and Elementary School Facilities), 5.875%, 11/01/24

        2,500   Lancaster Housing Authority (California), Lease Refunding Revenue       4/08 at 102          AAA           2,116,125
                 Bonds (Brierwood Mobilehome Park Project), Issue of 1999,
                 5.000%, 4/01/24 (Optional put 4/01/10)

        5,585   Los Angeles County Transportation Commission (California),              7/01 at 102          AAA           5,813,650
                 Sales Tax Revenue Refunding Bonds, Series 1991-B,
                 6.500%, 7/01/13

        2,100   Menifee Union School District (Riverside County, California),           9/06 at 102          AAA           2,127,741
                 Certificates of Participation (1996 School Project), 6.125%, 9/01/24

        2,690   Norwalk Community Facilities Financing Authority (Los Angeles           9/05 at 102          AAA           2,779,469
                 County, California), Tax Allocation Refunding Revenue Bonds,
                 1995 Series A, 6.000%, 9/01/15

        4,000   Oakland State Building Authority, Lease Revenue Bonds                   4/08 at 101          AAA           3,496,600
                 (Elihu M. Harris State Office Building), 1998 Series A,
                 5.000%, 4/01/23

        9,000   City of Redlands, California, Certificates of Participation             9/03 at 102          AAA           9,039,870
                 (1993 Refunding of 1986 and 1987 Projects), 5.800%, 9/01/17

        5,000   City of San Bernardino, California, Refunding Certificates of           9/09 at 102          AAA           4,795,400
                 Participation (Police Station, South Valle Refundings and
                 201 Building Projects), San Bernardino Joint Powers Financing
                 Authority, 5.500%, 9/01/20

        3,500   San Francisco Bay Area Rapid Transit District (California), Sales       7/09 at 101          AAA           3,265,990
                 Tax Revenue Bonds, Series 1999, 5.500%, 7/01/34

        1,930   Santa Margarita/Dana Point Authority, Orange County, California,       No Opt. Call          AAA           2,163,067
                 Revenue Bonds, Series A (1994 Improvement Districts Nos. 1, 2, 2A
                 and 8 General Obligation Bond Refinancing), 7.250%, 8/01/05

                South Orange County Public Financing Authority (California),
                Special Tax Revenue Bonds, 1994 Series C (Foothill Area):
        4,000    8.000%, 8/15/08                                                       No Opt. Call          AAA           4,808,840
        7,330    8.000%, 8/15/09                                                       No Opt. Call          AAA           8,894,149

                            Portfolio of Investments (Unaudited)
                            NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. (NCL) (continued)
                            February 29, 2000
    Principal                                                                         Optional Call                           Market
 Amount (000)   Description                                                             Provisions*    Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited (continued)

$       3,935   Redevelopment Agency of the City of Suisun City, Suisun City           10/03 at 102          AAA          $3,937,518
                 Redevelopment Project, 1993 Tax Allocation Refunding Bonds
                 (County of Solano, California), 5.900%, 10/01/23

        5,450   City of Visalia, California (Motor Vehicle License Fee                 12/06 at 102          AAA           5,001,847
                 Enhancement), Visalia Public Finance Authority, Refunding
                 Certificates of Participation, 1996A, 5.375%, 12/01/26

        2,400   Yorba Linda Redevelopment Agency (Orange County, California),          No Opt. Call          AAA             418,368
                 Yorba Linda Redevelopment Project, 1998 Tax Allocation Parity
                 Refunding Bonds, Series A, 0.000%, 9/01/28


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 7.8%

        6,500   Foothill/Eastern Transportation Corridor Agency (California),       1/10 at 65 5/16          AAA           2,176,265
                 Toll Road Refunding Revenue Bonds, Series 1999,
                 0.000%, 1/15/18

       10,000   Airport Commission of the City and County of San Francisco,             5/09 at 101          AAA           8,717,100
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 23B Bonds, 5.125%, 5/01/30

        6,500   San Joaquin Hills Transportation Corridor Agency, Toll Road             1/07 at 102          AAA           5,821,790
                 Refunding Revenue Bonds, Series 1997A, 5.250%, 1/15/30

        3,750   City of San Jose, California, Airport Revenue Bonds, Series             3/03 at 102          AAA           3,653,288
                 of 1993, 5.700%, 3/01/18 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 7.7%

        3,000   Central Unified School District (Fresno County, California),            3/03 at 102          AAA           3,145,950
                 General Obligation Bonds, Election 1992, 5.625%, 3/01/18
                 (Pre-refunded to 3/01/03)

        4,320   County of Riverside, California, Single Family Mortgage Revenue        No Opt. Call          AAA           5,599,109
                 Bonds (GNMA Mortgage-Backed Securities Program), Issue B of
                 1987, 8.625%, 5/01/16 (Alternative Minimum Tax)

        9,000   Airports Commission of the City and County of San Francisco,            5/04 at 101          AAA           9,582,750
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 8B, 6.100%, 5/01/20 (Pre-refunded
                 to 5/01/04)

        1,625   City of Torrance, Floating Rate Demand Hospital Revenue Bonds          12/05 at 100          AAA           1,754,090
                 (Little Company of Mary Hospital), 1985 Series A,
                 7.100%, 12/01/15 (Pre-refunded to 12/01/05)


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 7.4%
        2,500   California Pollution Control Financing Authority, Pollution             9/09 at 101          AAA           2,325,525
                 Control Refunding Revenue Bonds (Southern California Edison
                 Company), 1999 Series C, 5.450%, 9/01/29

        3,215   Modesto Irrigation District Financing Authority, Refunding Revenue     10/06 at 102          AAA           3,328,168
                 Bonds, Series A, 6.000%, 10/01/15

        1,790   Sacramento City Financing Authority (California), 1999 Capital         12/09 at 102          AAA           1,756,205
                 Improvement Revenue Bonds (Solid Waste and Redevelopment
                 Projects), 5.800%, 12/01/19

        3,500   Sacramento Municipal Utility District (California), Electric Revenue    8/06 at 102          AAA           3,372,285
                 Bonds, 1996 Series J, 5.600%, 8/15/24

        6,650   Turlock Irrigation District (California), Revenue Refunding Bonds,      7/02 at 100          AAA           6,650,133
                 Series 1992-A, 5.750%, 1/01/18

        2,000   Turlock Irrigation District (California), Revenue Refunding Bonds,      1/08 at 102          AAA           1,728,300
                 1998 Series A, 5.000%, 1/01/26


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 9.6%

        1,250   City of Barstow, California, Certificates of Participation             10/04 at 102          AAA           1,170,325
                 (1994 Wastewater Reclamation Improvement Project),
                 5.250%, 10/01/18

        3,530   Castaic Lake Water Agency (California), Refunding Revenue              No Opt. Call          AAA           3,998,360
                 Certificates of Participation (Water System Improvement Projects),
                 Series 1994A, 8.000%, 8/01/04

        2,975   Chino Basin Regional Financing Authority, Revenue Bonds,                8/04 at 102          AAA           3,040,718
                 Series 1994 (Chino Basin Municipal Water District Sewer
                 System Project), 6.000%, 8/01/16

        1,000   The City of Los Angeles, California, Wastewater System Revenue          6/08 at 101          AAA             857,130
                 Bonds, Series 1998-A, 5.000%, 6/01/28

        2,875   Pomona Public Financing Authority (California), 1999 Revenue            5/09 at 101          AAA           2,698,504
                 Bonds, Series AC (Water Facilities Project), 5.500%, 5/01/29

    Principal                                                                         Optional Call                           Market
 Amount (000)   Description                                                             Provisions*    Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------

                Water and Sewer (continued)

$       1,000   Public Facilities Financing Authority of the City of San Diego          5/09 at 101          AAA          $  856,180
                 (California), Sewer Revenue Bonds, Series 1999B, 5.000%, 5/15/29

        2,900   City and County of San Francisco, Sewer Revenue Refunding Bonds,       10/02 at 102          AAA           2,847,800
                 Series 1992, 5.500%, 10/01/15

        4,000   South San Joaquin Irrigation District (San Joaquin County,              1/03 at 102          AAA           3,969,640
                 California), 1993 Refunding Revenue Certificates of Participation
                 (1987 Project and 1992 Project), 5.500%, 1/01/15

        5,410   City of Tulare, California, 1996 Sewer Revenue Bonds, 5.750%, 11/15/21 11/06 at 102          AAA           5,353,248
------------------------------------------------------------------------------------------------------------------------------------
$     290,835   Total Investments - (cost $259,553,415) - 99.0%                                                          257,133,657
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.0%                                                                       2,631,358
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $259,765,015
                ====================================================================================================================


                    All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or
                    Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

               (WI) Security purchased on a when-issued basis.

                                See  accompanying notes to financial statements.

                            Portfolio of Investments (Unaudited)
                            NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND (NCU)
                            February 29, 2000
    Principal                                                                         Optional Call                           Market
 Amount (000)   Description                                                             Provisions*    Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 1.9%

$       2,225   The Regents of the University of California, University of             11/03 at 102          AAA          $2,155,447
                 California Housing System Revenue Bonds, Series A,
                 5.500%, 11/01/18


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 16.8%

        5,150   California Health Facilities Financing Authority, Hospital Revenue      5/03 at 102         BBB+           4,726,207
                 Bonds (Downey Community Hospital), Series 1993, 5.750%, 5/15/15

        4,000   California Statewide Communities Development Authority,                 8/02 at 102           A2           4,221,560
                 Certificates of Participation (Cedars-Sinai Medical Center),
                 6.500%, 8/01/15

        8,100   California Statewide Community Development Authority, Revenue          No Opt. Call          AAA           7,094,709
                 Refunding Bonds (Sherman Oaks Project), Series 1998A,
                 5.000%, 8/01/22

        2,000   City of Loma Linda California, Hospital Revenue Bonds (Loma            12/03 at 102          N/R           1,874,120
                 Linda University Medical Center Project), Series 1993-A,
                 6.000%, 12/01/06

        1,355   Palomar Pomerado Health System, Insured Revenue Bonds,                 11/03 at 102          AAA           1,293,510
                 Series 1993, 5.000%, 11/01/13


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 14.1%

        2,000   California Statewide Communities Development Authority,                 7/08 at 101          BBB           1,852,240
                 Apartment Development Revenue Refunding Bonds (Irvine
                 Apartment Communities, L.P.), Series 1998A, 5.250%, 5/15/25
                 (Mandatory put 5/15/13)

        7,825   The Community Redevelopment Agency of the City of Los Angeles,          6/05 at 105          AAA           8,551,708
                 California, Multifamily Housing Revenue Refunding Bonds,
                 1995 Series A (Angelus Plaza Project), 7.400%, 6/15/10

        3,980   City of Stanton Multifamily Housing Revenue Bonds (Continental          8/07 at 102          AAA           3,987,005
                 Gardens Apartments), Series 1997, 5.625%, 8/01/29
                 (Alternative Minimum Tax) (Mandatory put 8/01/09)

        2,000   City of Vista, California, Mobile Home Park Subordinate Revenue         3/09 at 102          N/R           1,753,560
                 Bonds (Vista Manor Mobile Home Park Project), Series 1999B,
                 5.750%, 3/15/29


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 8.5%

        3,860   California Housing Finance Agency, Single Family Mortgage               2/07 at 102          AAA           3,841,781
                 Bonds II, 1997 Series A, 6.000%, 8/01/20 (Alternative Minimum Tax)

        1,000   California Housing Finance Agency, Home Mortgage Revenue                8/04 at 102           Aa           1,020,370
                 Bonds, 1994 Series A, 6.550%, 8/01/26

        1,000   California Housing Finance Agency, Home Mortgage Revenue                8/05 at 102          AAA           1,000,530
                 Bonds, 1994 Series F-3, 6.100%, 8/01/15 (Alternative Minimum Tax)

        2,000   California Housing Finance Agency, Home Mortgage Revenue                2/07 at 102          AAA           2,013,600
                 Bonds, 1997 Series B, 6.000%, 8/01/16 (Alternative Minimum Tax)

        1,685   California Rural Home Mortgage Finance Authority, Single Family        No Opt. Call          AAA           1,837,290
                 Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                 1996 Series C, 7.500%, 8/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 7.8%

        6,500   State of California, Veterans General Obligation Bonds,                 6/04 at 101          AA-           5,695,690
                 Series BR, 5.300%, 12/01/29 (Alternative Minimum Tax)

        3,000   Pomona Unified School District, General Obligation Refunding            8/11 at 103          AAA           3,195,030
                 Bonds, Series 1997-A, 6.150%, 8/01/15

    Principal                                                                         Optional Call                           Market
 Amount (000)   Description                                                             Provisions*    Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------

                Tax Obligation/Limited - 21.6%

$       4,500   Bonita Canyon Public Facilities Financing Authority (California),       3/00 at 103          N/R          $3,588,390
                 Community Facilities District No. 98-1 Special Tax Bonds,
                 Series 1998, 5.375%, 9/01/28

        5,920   State Public Works Board of California, Lease Revenue Bonds            11/09 at 101          AAA           5,797,219
                 (Department of Veterans Affairs, Southern California Veterans
                 Home - Chula Vista Facility) 1999 Series A, 5.600%, 11/01/19

        2,500   City of Carlsbad (California), Assessment District No. 96-1         3/00 at 102 1/2          N/R           2,064,750
                 (Rancho Carillo), Limited Obligation Improvement Bonds,
                 5.500%, 9/02/28

        2,000   Carson Redevelopment Agency (California), Redevelopment                10/03 at 102          BBB           2,001,280
                 Project Area No. 2, Refunding Tax Allocation Bonds,
                 Series 1993, 5.875%, 10/01/09

        1,760   Carson Redevelopment Agency (California), Redevelopment                10/03 at 102         BBB+           1,778,374
                 Project Area No. 1, Tax Allocation Bonds, Series 1993,
                 5.625%, 10/01/08

        2,160   Community Redevelopment Financing Authority of the Community            6/03 at 102           BB           2,017,634
                 Redevelopment Agency of the City of Los Angeles, California,
                 Grand Central Square Multifamily Housing Bonds, 1993 Series A,
                 5.750%, 12/01/13 (Alternative Minimum Tax)

        1,000   Community Facilities District No. 88-1 of the City of Poway,            8/08 at 102          N/R           1,034,570
                 California (Parkway Business Center), Special Tax Refunding
                 Bonds, Series 1998, 6.500%, 8/15/09

        1,500   City of Richmond, Limited Obligation Refunding Improvement              3/00 at 103          N/R           1,506,705
                 Bonds, Reassessment District No. 855 (Atlas Road West
                 and Interchange), 6.600%, 9/02/19

        2,100   Sacramento City Finance Authority, Lease Revenue Refunding             No Opt. Call           A+           1,983,240
                 Bonds, Series 1993B, 5.400%, 11/01/20

                San Marcos Public Facilities Authority (California), Refunding
                Revenue Bonds, Series 1998:
        1,500    5.800%, 9/01/18                                                        9/08 at 101          N/R           1,307,400
        2,000    5.800%, 9/01/27                                                        9/08 at 101          N/R           1,670,200


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 4.1%

        2,750   Airport Commission of the City and County of San Francisco,             5/04 at 102          AAA           2,829,888
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 5, 6.500%, 5/01/24 (Alternative Minimum Tax)

        2,000   Airports Commission of the City and County of San Francisco,            5/06 at 102          AAA           1,902,140
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 10, 5.700%, 5/01/26
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 10.6%

        1,500   ABAG Finance Authority for Nonprofit Corporations,                     11/03 at 102          AAA           1,385,130
                 Certificates of Participation (Stanford University Hospital),
                 California, Series 1993, 5.250%, 11/01/20

        3,200   State Public Works Board of the State of California, Lease             10/04 at 102        A+***           3,478,112
                 Revenue Bonds (The Trustees of the California State University),
                 1994 Series A (Various California State University Projects),
                 6.375%, 10/01/14 (Pre-refunded to 10/01/04)

        4,100   Imperial Irrigation District, California, Certificates of              11/04 at 102          AAA           4,396,266
                 Participation (1994 Electric System Project), 6.000%, 11/01/15
                 (Pre-refunded to 11/01/04)

        2,655   City of Torrance, Floating Rate Demand Hospital Revenue                12/05 at 100          AAA           2,865,913
                 Bonds (Little Company of Mary Hospital), 1985 Series A,
                 7.100%, 12/01/15 (Pre-refunded to 12/01/05)


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 2.5%

        1,000   California Pollution Control Financing Authority, Pollution            12/02 at 102          AAA           1,015,600
                 Control Revenue Bonds (Southern California Edison Company),
                 1992 Series B, 6.400%, 12/01/24 (Alternative Minimum Tax)

        2,000   Department of Water and Power of The City of Los Angeles                9/03 at 102          AAA           1,854,240
                 (California), Electric Plant Refunding Revenue Bonds,
                 Issue of 1993, 5.375%, 9/01/23


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 10.1%

        5,000   City of Culver, California, Wastewater Facilities Refunding             9/09 at 102          AAA           4,857,550
                 Revenue Bonds, 1999 Series A, 5.700%, 9/01/29

        1,000   Eastern Municipal Water District (Riverside County, California),        7/01 at 101          AAA           1,014,790
                 Water and Sewer Revenue Refunding Certificates of Participation,
                 Series 1991A, 6.300%, 7/01/20

                            Portfolio of Investments (Unaudited)
                            NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND (NCU) (continued)
                            February 29, 2000
    Principal                                                                         Optional Call                           Market
 Amount (000)   Description                                                             Provisions*    Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer (continued)

$       1,000   City of Riverside, California, Water Revenue Bonds, Issue of 1991,     No Opt. Call           AA          $1,071,770
                 9.000%, 10/01/01

        1,965   Public Facilities Financing Authority of the City of San Diego          5/09 at 101          AAA           1,682,394
                 (California), Sewer Revenue Bonds, Series 1999B, 5.000%, 5/15/29

        3,100   City and County of San Francisco, Sewer Revenue Refunding              10/02 at 102          AAA           2,971,814
                 Bonds, Series 1994, 5.375%, 10/01/16
------------------------------------------------------------------------------------------------------------------------------------
$     115,890   Total Investments - (cost $115,005,213) - 98.0%                                                          112,189,726
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.0%                                                                       2,235,268
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $114,424,994
                ====================================================================================================================



                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


Statement of Net Assets (Unaudited)
February 29, 2000

                                                                                            Insured          Insured      California
                                                                                         California       California      California
                                                                                     Premium Income Premium Income 2  Premium Income
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value                                   $133,567,607     $257,133,657    $112,189,726
Cash                                                                                      1,152,237        9,000,039         983,638
Receivables:
   Interest                                                                               1,845,458        3,864,117       1,817,334
   Investments sold                                                                      11,295,464        2,548,040              --
Other assets                                                                                 14,324           34,744          10,148
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                      147,875,090      272,580,597     115,000,846
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
Payable for investments purchased                                                        12,566,552       11,670,274             --
Accrued expenses:
   Management fees                                                                           68,790          131,568          58,565
   Other                                                                                    102,864          132,640         126,562
Preferred share dividends payable                                                            20,966           41,384           4,829
Common share dividends payable                                                              459,604          839,716         385,896
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                  13,218,776       12,815,582         575,852
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                             $134,656,314     $259,765,015    $114,424,994
====================================================================================================================================
Preferred shares, at liquidation value                                                 $ 45,000,000     $ 95,000,000    $ 43,000,000
====================================================================================================================================
Preferred shares outstanding                                                                  1,800            3,800           1,720
====================================================================================================================================
Common shares outstanding                                                                 6,422,707       12,627,409       5,759,864
====================================================================================================================================
Netasset value per Common share outstanding (net assets less
   Preferred shares at liquidation value,
   divided by Common shares outstanding)                                               $     13.96      $     13.05     $      12.40
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations (Unaudited)
Six Months Ended February 29, 2000
                                                                                           Insured          Insured      California
                                                                                        California       California      California
                                                                                    Premium Income Premium Income 2  Premium Income
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income                                                                      $ 3,969,318      $ 7,451,372     $ 3,398,357
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                            437,718          834,675         374,193
Preferred shares - auction fees                                                             56,096          118,424          53,603
Preferred shares - dividend disbursing agent fees                                            4,987            9,972           4,987
Shareholders' servicing agent fees and expenses                                              3,920            5,449           2,230
Custodian's fees and expenses                                                               18,621           33,965          26,749
Directors'/Trustees' fees and expenses                                                       2,642            3,564           2,555
Professional fees                                                                            8,293            7,697           6,840
Shareholders' reports - printing and mailing expenses                                       14,191           25,308          13,939
Stock exchange listing fees                                                                  8,063           12,098           2,675
Investor relations expense                                                                   6,286           11,504           5,207
Portfolio insurance expense                                                                  6,061            3,243              --
Other expenses                                                                              10,550           12,906           5,854
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                                 577,428        1,078,805         498,832
  Custodian fee credit                                                                      (5,730)         (15,804)         (7,138)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                               571,698        1,063,001         491,694
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                    3,397,620        6,388,371       2,906,663
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions                                   (2,148,060)       (843,282)        (456,339)
Change in net unrealized appreciation (depreciation) of investments                     (2,968,910)     (7,060,503)      (4,085,971)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                        (5,116,970)     (7,903,785)      (4,542,310)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                  $(1,719,350)    $(1,515,414)     $(1,635,647)
===================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)

                              Insured California Premium Income Insured California Premium Income 2       California Premium Income
--------------------------------------------------------------- ----------------------------------- -------------------------------
                              Six Months Ended       Year Ended  Six Months Ended        Year Ended Six Months Ended     Year Ended
                                       2/29/00          8/31/99           2/29/00           8/31/99          2/29/00        8/31/99
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income              $ 3,397,620      $ 7,013,184       $ 6,388,371      $ 12,704,555      $ 2,906,663    $ 5,736,493
Net realized gain (loss) from
   investment transactions          (2,148,060)       2,811,060          (843,282)        1,092,203         (456,339)       953,072
Change in net unrealized appreciation
   (depreciation) of investments    (2,968,910)     (12,837,818)       (7,060,503)      (15,444,517)      (4,085,971)    (7,444,796)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                  (1,719,350)      (3,013,574)       (1,515,414)       (1,647,759)      (1,635,647)      (755,231)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
   Common shareholders              (3,021,429)      (5,336,428)       (5,166,604)       (9,879,332)      (2,297,152)    (4,435,082)
   Preferred shareholders             (739,599)      (1,268,146)       (1,510,462)       (2,643,521)        (601,533)    (1,186,689)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders    (3,761,028)      (6,604,574)       (6,677,066)      (12,522,853)      (2,898,685)    (5,621,771)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions        45,617          231,305           124,697           604,259           82,118        188,040
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net assets                     (5,434,761)      (9,386,843)       (8,067,783)      (13,566,353)      (4,452,214)    (6,188,962)
Net assets at the beginning
  of period                        140,091,075      149,477,918       267,832,798       281,399,151      118,877,208    125,066,170
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period   $134,656,314     $140,091,075      $259,765,015      $267,832,798     $114,424,994   $118,877,208
===================================================================================================================================
Balance of undistributed net
   investment income at the end
   of period                        $  362,616       $  726,024        $  449,264        $  737,959       $  367,290     $  359,312
===================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The California Funds (the "Funds") covered in this report and their corresponding stock exchange symbols are Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC), Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL) and Nuveen California Premium Income Municipal Fund
(NCU). Insured California Premium Income and Insured California Premium Income 2 are traded on the New York Stock Exchange while California Premium Income is traded on the American Stock Exchange.

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of California. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 29, 2000, Insured California Premium Income and Insured California Premium Income 2 had outstanding when-issued purchase commitments of $9,828,876 and $11,670,274, respectively. There were no such purchase commitments in California Premium Income.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate may change every seven days, as set by the Auction Agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                                                        Insured      Insured
                                                                     California   California   California
                                                                        Premium      Premium      Premium
                                                                         Income     Income 2       Income
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                                  --           --        1,720
   Series T                                                               1,800        1,900           --
   Series Th                                                                 --        1,900           --
---------------------------------------------------------------------------------------------------------
Total                                                                     1,800        3,800        1,720
=========================================================================================================

Insurance
Insured California Premium Income and Insured California Premium Income 2 invest in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Funds' shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended February 29, 2000.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
Transactions in Common shares were as follows:

                                                          Insured California        Insured California
                                                             Premium Income           Premium Income 2
---------------------------------------------------------------------------------------------------------
                                                       Six Months         Year   Six Months          Year
                                                            Ended        Ended        Ended         Ended
                                                          2/29/00      8/31/99      2/29/00       8/31/99
---------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment
   of distributions                                         2,967        14,390       13,469       36,233
=========================================================================================================
                                                                                         California
                                                                                       Premium Income
---------------------------------------------------------------------------------------------------------
                                                                            Six Months Ended   Year Ended
                                                                                     2/29/00      8/31/99
---------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment
   of distributions                                                                    6,329       13,023
=========================================================================================================

3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid April 3, 2000, to shareholders of record on March 15, 2000, as follows:

                                                                        Insured      Insured
                                                                     California   California   California
                                                                        Premium      Premium      Premium
                                                                         Income     Income 2       Income
---------------------------------------------------------------------------------------------------------
Dividend per share                                                       $.0715       $.0665       $.0670
=========================================================================================================

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the six months ended February 29, 2000, were as follows:

                                                                        Insured      Insured
                                                                     California   California   California
                                                                        Premium      Premium      Premium
                                                                         Income     Income 2       Income
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                                   $29,369,920  $49,288,135  $10,730,168
   Short-term municipal securities                                    7,600,000   21,300,000           --
Sales and maturities:
   Long-term municipal securities                                    29,320,210   49,879,269   11,046,060
   Short-term municipal securities                                    7,600,000   21,300,000           --
=========================================================================================================


At February 29, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                                                        Insured      Insured
                                                                     California   California   California
                                                                        Premium      Premium      Premium
                                                                         Income     Income 2       Income
---------------------------------------------------------------------------------------------------------
                                                                   $130,871,398 $259,553,415 $115,005,213
=========================================================================================================

At August 31, 1999, the Funds' last fiscal year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                        Insured      Insured
                                                                     California   California   California
                                                                        Premium      Premium      Premium
                                                                         Income     Income 2       Income
---------------------------------------------------------------------------------------------------------
Expiration year:
   2002                                                              $       --   $       --   $   29,822
   2003                                                                      --    2,032,923    1,893,938
   2004                                                                      --    4,345,091    2,742,449
   2005                                                                 165,897    1,283,948    1,049,994
---------------------------------------------------------------------------------------------------------
Total                                                                $  165,897   $7,661,962   $5,716,203
=========================================================================================================

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at February 29, 2000, were as follows:

                                                                        Insured      Insured
                                                                     California   California   California
                                                                        Premium      Premium      Premium
                                                                         Income     Income 2       Income
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                                     $ 5,109,000  $ 4,015,240  $ 2,196,617
   depreciation                                                      (2,412,791)  (6,434,998)  (5,012,104)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                          $ 2,696,209  $(2,419,758) $(2,815,487)
=========================================================================================================

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays to the Adviser an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets                                          Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
================================================================================


The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates.

7. COMPOSITION OF NET ASSETS
At February 29, 2000, net assets consisted of:

                                                                        Insured      Insured
                                                                     California   California   California
                                                                        Premium      Premium      Premium
                                                                         Income     Income 2       Income
---------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                            $ 45,000,000 $ 95,000,000 $ 43,000,000
Common shares, $.01 par value per share                                  64,227      126,274       57,599
Paid-in surplus                                                      88,847,219  175,114,479   79,988,134
Balance of undistributed net investment income                          362,616      449,264      367,290
Accumulated net realized gain (loss) from investment transactions    (2,313,957)  (8,505,244)  (6,172,542)
Net unrealized appreciation (depreciation) of investments             2,696,209   (2,419,758)  (2,815,487)
---------------------------------------------------------------------------------------------------------
Net assets                                                         $134,656,314 $259,765,015 $114,424,994
---------------------------------------------------------------------------------------------------------
Authorized shares:
   Common                                                           200,000,000  200,000,000    Unlimited
   Preferred                                                          1,000,000    1,000,000    Unlimited
=========================================================================================================

                  Financial Highlights (Unaudited)

                  Selected data for a Common share outstanding throughout each period:



                                      Investment Operations                               Less Distributions
                                --------------------------------    ----------------------------------------------------------------
                                             Net                    Net          Net
                                             Realized/              Investment   Investment     Capital       Capital
                     Beginning  Net          Unrealized             Income       Income         Gains         Gains
                     Net Asset  Investment   Investment             to Common    to Preferred   to Common     to Preferred
                     Value      Income       Gain (Loss)   Total    Shareholders Shareholders+  Shareholders  Shareholders+  Total
Insured California
Premium Income
Year Ended 8/31:
    2000 (a)         $14.81     $ .53        $ (.80)      $ (.27)   $(.46)       $(.12)         $--           $--            $ (.58)
    1999              16.31      1.09         (1.56)        (.47)    (.83)        (.20)          --            --             (1.03)
    1998              15.39      1.03           .92         1.95     (.81)        (.22)          --            --             (1.03)
    1997              14.46      1.04           .93         1.97     (.81)        (.23)          --            --             (1.04)
    1996              14.41      1.05           .02         1.07     (.79)        (.23)          --            --             ( .02)
    1995              13.72      1.05           .73         1.78     (.83)        (.26)          --            --             (1.09)
Insured California
Premium Income 2
Year Ended 8/31:
    2000 (a)          13.70       .50          (.62)        (.12)    (.41)        (.12)          --            --             (.53)
    1999              14.82      1.01         (1.14)        (.13)    (.78)        (.21)          --            --             (.99)
    1998              14.06       .98           .77         1.75     (.75)        (.24)          --            --             (.99)
    1997              13.27       .99           .77         1.76     (.74)        (.23)          --            --             (.97)
    1996              13.01      1.00           .24         1.24     (.74)        (.24)          --            --             (.98)
    1995              12.75      1.02           .30         1.32     (.79)        (.27)          --            --            (1.06)
California Premium Income
Year Ended 8/31:
    2000 (a)          13.19       .50          (.79)        (.29)    (.40)        (.10)          --            --             (.50)
    1999              14.30      1.00         (1.13)        (.13)    (.77)        (.21)          --            --             (.98)
    1998              13.60       .98           .70         1.68     (.74)        (.24)          --            --             (.98)
    1997              12.70       .99           .89         1.88     (.74)        (.24)          --            --             (.98)
    1996              12.43       .98           .27         1.25     (.74)        (.24)          --            --             (.98)
    1995              12.01      1.00           .47         1.47     (.77)        (.28)          --            --            (1.05)


                                                      Total Returns
                                                 ----------------------
                                                                Based
                     Ending                      Based          on
                     Net           Ending        on             Net
                     Asset         Market        Market         Asset
                     Value         Value         Value**        Value**
Insured California
Premium Income
Year Ended 8/31:
    2000 (a)         $13.96        $13.5000      (9.20)%        (2.59)%
    1999              14.81         15.3750       1.62          (4.35)
    1998              16.31         15.9375      15.85          11.51
    1997              15.39         14.5000      10.69          12.30
    1996              14.46         13.8750      15.39           5.83
    1995              14.41         12.7500       4.67          11.68
Insured California
Premium Income 2
Year Ended 8/31:
    2000 (a)          13.05         12.5000     (10.20)         (1.74)
    1999              13.70         14.3750       2.27          (2.50)
    1998              14.82         14.8125      15.70          10.95
    1997              14.06         13.5000      14.36          11.82
    1996              13.27         12.5000      15.36           7.76
    1995              13.01         11.5000       3.55           8.80
California Premium Income
Year Ended 8/31:
    2000 (a)          12.40         12.5000      (3.54)         (2.96)
    1999              13.19         13.3750        .81          (2.57)
    1998              14.30         14.0000      12.54          10.83
    1997              13.60         13.1250      17.16          13.20
    1996              12.70         11.8750      17.51           8.15
    1995              12.43         10.7500       3.65          10.53


                                          Ratios/Supplemental Data
                     --------------------------------------------------------------------
                                                     Before Credit
                                   ------------------------------------------------------
                                                 Ratio of Net                Ratio of Net
                                   Ratio of      Investment     Ratio of     Investment
                                   Expenses      Income to      Expenses     Income to
                                   to Average    Average        to Average   Average
                     Ending        Net Assets    Net Assets     Total        Total
                     Net           Applicable    Applicable     Net Assets   Net Assets
                     Assets        to Common     to Common      Including    Including
                     (000)         Shares++      Shares++       Preferred++  Preferred++
Insured California
Premium Income
Year Ended 8/31:
    2000 (a)         $134,656      1.28%*        7.51%*         .85%*        5.02%*
    1999              140,091      1.22          6.82           .85          4.74
    1998              149,478      1.22          6.49           .85          4.50
    1997              143,571      1.25          6.96           .85          4.74
    1996              137,610      1.26          7.08           .85          4.81
    1995              137,323      1.35          7.74           .89          5.10
Insured California
Premium Income 2
Year Ended 8/31:
    2000 (a)          259,765      1.30*         7.70*          .83*         4.90*
    1999              267,833      1.24          6.86           .82          4.53
    1998              281,399      1.25          6.79           .82          4.46
    1997              271,883      1.28          7.24           .83          4.67
    1996              261,851      1.29          7.39           .83          4.73
    1995              258,628      1.36          8.23          .84           5.11
California Premium Income
Year Ended 8/31:
    2000 (a)          114,425      1.37*         7.99*          .86*         5.02*
    1999              118,877      1.30          7.08           .85          4.63
    1998              125,066      1.32          7.02           .86          4.57
    1997              120,995      1.34          7.47           .86          4.76
    1996              115,869      1.39          7.63           .88          4.83
    1995              114,304      1.73          8.34           1.05         5.08


                                   Ratios/Supplemental Data
                     -----------------------------------------------------------------
                                        After Credit***
                     -------------------------------------------------------
                                   Ratio of Net                 Ratio of Net
                     Ratio of      Investment    Ratio of       Investment
                     Expenses      Income to     Expenses       Income to
                     to Average    Average       to Average     Average
                     Net Assets    Net Assets    Total          Total
                     Applicable    Applicable    Net Assets     Net Assets   Portfolio
                     to Common     to Common     Including      Including    Turnover
                     Shares++      Shares++      Preferred++    Preferred++  Rate
Insured California
Premium Income
Year Ended 8/31:
    2000 (a)         1.27%*        7.52%*        .85%*          5.02%*       22%
    1999             1.22          6.82          .85            4.74         50
    1998             1.22          6.49          .85            4.50          2
    1997             1.25          6.96          .85            4.74          9
    1996             1.26          7.08          .85            4.81          9
    1995             1.35          7.74          .89            5.10         24
Insured California
Premium Income 2
Year Ended 8/31:
    2000 (a)         1.28*         7.72*         .82*           4.91*        19
    1999             1.24          6.86          .82            4.53         35
    1998             1.25          6.79          .82            4.46         13
    1997             1.28          7.24          .83            4.67         24
    1996             1.29          7.39          .83            4.73         27
    1995             1.36          8.23          .84            5.11         24
California Premium Income
Year Ended 8/31:
    2000 (a)         1.36*         8.01*         .85*           5.04*         9
    1999             1.30          7.08          .85            4.63         36
    1998             1.32          7.02          .86            4.57         21
    1997             1.34          7.47          .86            4.76         44
    1996             1.39          7.63          .88            4.83         25
    1995             1.73          8.34          1.05           5.08         26

*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

***  After custodian fee credit, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)  For the six months ended February 29, 2000.


Build Your Wealth Automatically

NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also potentially benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.

Dollar-cost averaging does not ensure a profit, nor does it protect you against loss in a declining market. Because such a plan involves continuous investment regardless of fluctuating prices, investors should consider their financial ability to continue purchases through periods of low price levels.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at (800) 257-8787.


Sidebar text: Nuveen offers a number of convenient ways to add to your portfolio and earn the tax-free income you need to achieve your financial goals.

Sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Fund Information

BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL




FUND POLICIES
The Board of Trustees of your Fund recently modified certain investment policies of the Fund. The Fund was formerly not permitted to invest more than 5% of its total assets in Municipal Leases that contain "non-appropriation" clauses. In addition, your Fund was not permitted to invest more than 10% of its total assets in Municipal Leases and securities that are unmarketable, illiquid or not readily marketable. The Municipal Lease market has matured since the Fund's inception, and non-appropriation leases have become more liquid and widely accepted. The Nuveen Exchange-Traded Fund Board has eliminated the restrictions noted above, replacing them with requirements that the Funds limit investments in non-appropriation Municipal Leases to those that meet one or more of six criteria that indicate that the issuer will be motivated to continue to appropriate monies to make the payments under the Municipal Lease.

The Board also eliminated the Fund's policy not to invest more than 5% of its total assets in unsecured obligations of issuers which, together with their predecessors, have been in operation for less than three years.


Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 6-month period ended February 29, 2000. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

Photo of: John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen to help them grow and keep the money they've earned. Financial advisers, investors and their families have associated Nuveen investments with quality, expertise and dependability since 1898. That is why financial advisers have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisers and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

Invest well. Look ahead. Leave your mark.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


LOGO:
NUVEEN Investments
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com


                                                                      FSA-2-2-00